SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: June 9, 2005
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices)(Zip Code)

(503) 546-2491
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

     On June 9, 2005, Umpqua Holdings Corporation issued a press release announcing the declaration of a cash dividend of $0.06 per common share payable on July 15, 2005 to all shareholders of record as of June 30, 2005, and that it will hold a quarterly earnings conference call Thursday, July 21, 2005 at 10:00 a.m. PDT (1:00 p.m. EDT) where the Company will discuss second quarter results and provide an update on recent activities. A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
99.1 Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: June 9, 2005	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACTS
Ray Davis	Dan Sullivan
President & CEO	EVP & CFO
Umpqua Holdings Corporation	Umpqua Holdings Corporation
503-727-4101	503-727-4103
raydavis@umpquabank.com	dansullivan@umpquabank.com

UMPQUA HOLDINGS ANNOUNCES SECOND QUARTER DIVIDEND

Quarterly earnings conference call scheduled for July 21, 2005

PORTLAND, Ore. - June 9, 2005 - The Board of Directors of Umpqua Holdings Corporation (NASDAQ: UMPQ), parent company of Umpqua Bank and Strand, Atkinson, Williams & York, Inc., today announced a quarterly cash dividend of $0.06 per common share payable on July 15, 2005 to all shareholders of record as of June 30, 2005.

Umpqua Holdings Corporation will conduct a quarterly earnings conference call Thursday, July 21, 2005 at 10:00 a.m. PDT (1:00 p.m. EDT) where the Company will discuss second quarter results and provide an update on recent activities. There will be a question-and-answer session following the presentation. Shareholders, analysts and other interested parties are invited to join the call by dialing 888-791-5525 a few minutes before 10:00 a.m. The password is "UMPQUA." A rebroadcast will be available approximately one hour after the conference call by dialing 866-431-7903, or by visiting www.umpquaholdingscorp.com. Information to be discussed in the teleconference will be available on the company's website prior to the call.

About Umpqua Holdings Corporation

Umpqua Holdings Corporation is the parent company of Umpqua Bank, an Oregon based community bank recognized for its entrepreneurial approach, innovative use of technology, and distinctive banking solutions. Umpqua Bank has 93 locations between Sacramento, Calif. and Bellevue, Wash., along the Oregon and Northern California Coast and in Central Oregon. In 2004, Umpqua Bank launched the Connect Volunteer Network, an innovative, paid volunteer program focused on youth and education. Bank associates volunteered at more than 100 organizations in the program's first year. Umpqua Holdings also owns retail brokerage subsidiary Strand, Atkinson, Williams & York, Inc., which has locations in Umpqua Bank stores and in dedicated offices throughout Oregon and Southwest Washington. Umpqua Bank's Private Client Services Division provides tailored financial services and products to individual customers. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, visit www.umpquaholdingscorp.com.